UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 4, 2012

RPM INTERNATIONAL INC.

(Exact name of registrant as specified in its charter)

Delaware	1-14187	02-0642224
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2628 Pearl Road, P.O. Box 777, Medina, Ohio	44258
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (330) 273-5090

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Annual Meeting Results

The Annual Meeting of Stockholders of the Company was held on October 4, 2012. The following matters were voted on at the Annual Meeting and received the approval of the Company’s stockholders:

(i) Election of John P. Abizaid, Bruce A. Carbonari, Thomas S. Gross and Joseph P. Viviano as Directors of the Company. The nominees were elected as Directors with the following votes:

John P. Abizaid

For	92,270,187
Withheld	6,474,952
Broker non-votes	19,399,624

Bruce A. Carbonari

For	93,475,667
Withheld	5,269,472
Broker non-votes	19,399,624

Thomas S. Gross

For	97,506,819
Withheld	1,238,320
Broker non-votes	19,399,624

Joseph P. Viviano

For	93,160,294
Withheld	5,584,845
Broker non-votes	19,399,624

In addition to the Directors above, the following Directors’ terms of office continued after the Annual Meeting: David A. Daberko, William A. Papenbrock, Frank C. Sullivan, Thomas C. Sullivan, Frederick R. Nance, Charles A. Ratner, William B. Summers, Jr. and Dr. Jerry Sue Thornton. James A. Karman retired as a Director effective as of the expiration of his term at the Annual Meeting.

(ii) The proposal to approve, on an advisory, non-binding basis, the compensation of the Company’s named executive officers, was approved with the following votes:

For	66,665,182
Against	31,277,855
Abstain	802,102
Broker non-votes	19,399,624

(iii) The proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending May 31, 2013 was approved with the following votes:

For	116,732,832
Against	1,099,312
Abstain	312,619
Broker non-votes	0

(iv) The stockholder proposal to eliminate classification of terms of the Board of Directors to require that all Directors stand for election annually was approved with the following votes:

For	76,217,392
Against	21,427,116
Abstain	1,100,631
Broker non-votes	19,399,624

For information on how the votes for the above matters were tabulated, see the Company’s definitive Proxy Statement used in connection with the Annual Meeting of Stockholders on October 4, 2012.

Item 8.01.	Other Events.

On October 4, 2012, the Company issued a press release announcing an increase in its quarterly cash dividend. A copy of the press release is furnished with this current report on Form 8-K as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release of the Company, dated October 4, 2012, announcing a dividend increase.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RPM International Inc.
(Registrant)

Date October 9, 2012	/s/ Edward W. Moore
Edward W. Moore
Vice President, General Counsel and
Chief Compliance Officer

Exhibit Index

Exhibit Number	Description

99.1	Press Release of the Company, dated October 4, 2012, announcing a dividend increase.